UNITED STATES SECURITIES AND EXCHANGE COMMISSION
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SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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ANDRX CORPORATION

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Filed by Andrx Corporation
Pursuant to Rule 14a-12
Under the Securities Exchange Act of 1934
Subject Company: Andrx Corporation
Andrx Corporation has filed a Form 8-K with the Securities and Exchange Commission (the “SEC”) regarding the proposed merger of Watson Pharmaceuticals, Inc. and Andrx Corporation, which includes a copy of the definitive merger agreement. All parties desiring details regarding the conditions of this transaction are urged to review the contents of the definitive agreement, which is available at the SEC’s website at http://www.sec.gov/.
This filing may be deemed to be solicitation material in respect of the proposed merger of Watson and Andrx. In connection with the proposed merger, Andrx will file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS OF ANDRX ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final proxy statement will be mailed to stockholders of Andrx. Investors and security holders may obtain a free copy of the proxy statement, when it becomes available, and other documents filed by Andrx with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the proxy statement, when it becomes available, and the company’s other filings with the SEC may also be obtained from the company. Free copies of Andrx’s filings may be obtained by directing a request to Andrx Corporation, 4955 Orange Drive, Davie, Florida 33314, Attention: Investor Relations.
Participants in Solicitation:
Andrx, Watson and their respective directors, executive officers and other members of their management and employees may be deemed to be soliciting proxies from their respective stockholders in favor of the merger. Information regarding Watson’s directors and executive officers is available in Watson’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 1, 2005. Information regarding Andrx’s directors and executive officers is available in Andrx’s proxy statement for its 2005 annual meeting of stockholders, while was filed with the SEC on April 19, 2005. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

The following materials were used by Watson in a presentation to investors on March 13, 2006 at which members of Andrx management, including Andrx Chief Executive Officer Thomas Rice, were present, and may also be used in meetings with certain Andrx stockholders.

Conference Call & Webcast Corona, CA March 13, 2006 Andrx Acquisition

Agenda Allen Chao, Ph.D., Chairman and CEO Transaction overview and rationale Charles Slacik, EVP and Chief Financial Officer Financing Q&A

Note Regarding Projections and Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of the Securities Litigation Reform Act. All statements included in this presentation that address activities, events or developments that Watson and Andrx expect, believe or anticipate will or may occur in the future are forward-looking statements, including the expected benefits of the merger of the two companies, the financial performance of the combined company, the year in which the transaction is expected to be accretive and the anticipated closing date of the merger. These statements are based on certain assumptions made by Watson and Andrx based on their experience and perception of historical trends, current conditions, expected future developments and other factors they believe are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Watson and Andrx. Any such projections or statements include the current views of Watson and Andrx with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that such results will be achieved. There are a number of important factors that could cause actual results to differ materially from those projected, including the anticipated size of the markets for the companies' products; the availability of product supply; the receipt of required regulatory approvals for the transaction (including the approval of antitrust authorities necessary to complete the merger); the ability to realize the anticipated synergies and benefits of the merger; the ability to timely and cost-effectively integrate Watson's and Andrx's operations; access to available and feasible financing (including financing for the merger) on a timely basis; the risks and uncertainties normally incident to the pharmaceutical industry, including product liability claims; dependence on sales of key products; the uncertainty of future financial results and fluctuations in operating results; the timing and success of new product development by Watson and Andrx or third parties; competitive product introductions; the risks of pending or future litigation or government investigations; and other risks described from time to time in Watson's and Andrx's Securities and Exchange Commission ("SEC") filings including Watson's Annual Report on Form 10-K for the year ended December 31, 2005 and Andrx's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, respectively. Watson and Andrx disclaim any intent or obligation to update any forward-looking statements contained herein, which speak as of the date hereof.

Additional Information about the Transaction and Where to Find It This conference call may be deemed to be solicitation material in respect of the proposed merger of Watson and Andrx. In connection with the proposed merger, Andrx will file a proxy statement with the U.S. Securities and Exchange Commission (the SEC). INVESTORS AND SECURITY HOLDERS OF ANDRX ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final proxy statement will be mailed to stockholders of Andrx. Investors and security holders may obtain a free copy of the proxy statement, when it becomes available, and other documents filed by Andrx with the SEC, at the SEC's web site at http://www.sec.gov . Free copies of the proxy statement, when it becomes available, and the company's other filings with the SEC may also be obtained from the company. Free copies of Andrx's filings may be obtained by directing a request to Andrx Corporation, 4955 Orange Drive, Davie, Florida 33314, Attention: Investor Relations. Participants in Solicitation Andrx and its directors, executive officers and other members of its management and employees may be deemed to be soliciting proxies from its stockholders in favor of the merger. Information regarding Andrx's directors and executive officers is available in Andrx's proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 19, 2005. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

Allen Chao, Ph.D. Chairman and CEO

Transaction Overview $1.9B all cash transaction Watson to acquire Andrx's common stock at $25.00 per share Expected to be accretive beginning in 2007 Closing expected in 3Q 2006 Closing subject to regulatory approvals, Andrx shareholder vote and other customary closing conditions

Strategic Rationale Will strengthen Watson's capabilities in sustained- release technologies Expected increased breadth of Watson's product offerings To increase the depth of Watson's pipeline >60 ANDAs on a combined basis Complements Watson's pipeline Anda to provide financial stability and solid cash flow

Andrx Attributes Anda Cartia XT (diltiazem HCl) Diltia XT (diltiazem HCl) Taztia XT (diltiazem HCl) Metformin ER Pipeline: 30 ANDAs gToprol XL gCardizem LA gPrilosec gConcerta gBiaxin XL filmtab Generics Andrx Therapeutics 15 Drug Delivery Technologies ACTOSplus met formin XR Altoprev Fortamet Solid, growing business To provide earnings stability and cash flow

Synergies Corporate SG&A Overlapping projects in development

Charles Slacik EVP & Chief Financial Officer

Financing $1.9 billion cash acquisition Financed from Watson cash reserves and committed bank financing Merger approved by boards of directors of both Watson and Andrx

Financial Conclusions Expected to be accretive to earnings beginning in 2007 Anticipate no change in BBB rating expected Financial flexibility for future product acquisitions

Allen Chao, Ph.D. Chairman and CEO

A Stronger Watson; Well Positioned for Growth Pipeline Will strengthen pipeline of specialty products Will have over 60 ANDAs combined Technologies Will strengthen technology base with sustained release capabilities Sales and Marketing Will broaden product offering for our customers API/ Cost of Goods Building offshore capabilities in India, Taiwan and China Brand business Steady performing business Expanding pipeline opportunities Broader drug delivery systems available for partnering/outlicensing Strengthened management team Well positioned for future growth